Exhibit 99.1

HeartSciences Files Its Fiscal 2026 Annual Report on Form 10-K

Company believes proposed Fortitude merger represents a significant opportunity for the Company’s shareholders; preliminary proxy statement in connection with the Proposed Transaction expected to be filed shortly, with fiscal 2026 earnings release and business update to follow

Southlake, TX, July 23, 2026 (GLOBE NEWSWIRE) -- HeartSciences Inc. (Nasdaq: HSCS; HSCSW) (“HeartSciences” or the “Company”), a healthcare information technology (“HIT”) company focused on advancing electrocardiography (“ECG” or “EKG”) through the integration of artificial intelligence (“AI”), today announced that it has filed its Annual Report on Form 10-K (the “Form 10-K”) for the fiscal year ended April 30, 2026 (“fiscal 2026”) with the U.S. Securities and Exchange Commission (the “SEC”). The Form 10-K is available at www.sec.gov and on the Company’s website at www.heartsciences.com.

The Company also expects to file shortly with the SEC a preliminary proxy statement in connection with its recently announced proposed business combination and related transactions (the “Proposed Transaction”) with Fortitude Mining Holdings, Inc. (“Fortitude”), an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash, currently wholly-owned by Digital Currency Group (“DCG”). The Company believes the Proposed Transaction represents a significant opportunity for its shareholders, providing continued ownership in a business operating at scale, generating meaningful revenue and backed by an established investor, while enabling the Company’s MyoVista Insights AI-ECG technology to keep advancing with greater focus.

Following the filing of the preliminary proxy statement, the Company intends to issue its fiscal 2026 earnings release and a business update, currently expected early next week.

“Fiscal 2026 was a landmark year for HeartSciences, with the launch of MyoVista Insights and the beginning of our transition to mainstream commercial revenue,” said Andrew Simpson, the CEO of HeartSciences. “We also believe the proposed business combination with Fortitude represents a significant value creation opportunity for our shareholders. The proxy statement will set out the transaction in detail, and we look forward to discussing our results, the proposed merger and the path ahead in our full earnings statement and business update early next week.”

For more information, please visit: https://www.heartsciences.com. X: @HeartSciences

About Fortitude

Fortitude, currently wholly-owned by DCG, is an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash. Fortitude pairs self-mining operations with an owned data center footprint, a diversified power portfolio backed by competitive long-term contracts, and disciplined capital allocation to identify and scale high-conviction opportunities in emerging Proof-of-Work ecosystems, beginning with its meaningful position in the Zcash network. Fortitude is led by an experienced team of operators, capital markets professionals, and digital asset specialists with a track record of identifying and scaling high-conviction opportunities and building privacy-preserving digital asset infrastructure.

For more information, visit www.fortitudemining.com and follow Fortitude on X at @FortitudeCrypto

About HeartSciences

HeartSciences is a healthcare information technology company advancing the use of ECG/EKGs through the integration of artificial intelligence. HeartSciences’ MyoVista Insights™ Platform is a device-agnostic, next-generation ECG management system designed to improve clinical efficiency and decision-making. Its MyoVista wavECG device is designed to deliver conventional ECG functionality while supporting on-device AI-enabled solutions.

For more information, please visit: www.heartsciences.com and follow HeartSciences on X at @HeartSciences

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements concerning HeartSciences, Fortitude and the Proposed Transaction and other matters. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “potential,” “target,” “objective,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, express or implied statements relating to timing and contents of future HeartSciences’ SEC filings and earnings announcements and HeartSciences’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding the Proposed Transaction and its expected effects, perceived benefits or opportunities, including related to value creation. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences’ shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in HeartSciences’ filings with the SEC, including its most recent Annual Report on Form 10-K, filed with the SEC on July 23, 2026, Quarterly Reports on Form 10-Q, and other reports filed with the SEC from time to time, and will be discussed in the proxy statement to be filed by HeartSciences with the SEC in connection with the Proposed Transaction. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

Additional Information About the Proposed Transaction and Where to Find It

This press release may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS AND IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences’ Investor Relations Department at investorrelations@heartsciences.com.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of DCG may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information about HeartSciences’ directors and executive officers and their ownership of HeartSciences’ common stock is set forth in HeartSciences’ proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 17, 2026. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Investor Relations:

Integrous Communications

Mark Komonoski, Partner

Phone: 877 255 8483

Email: mkomonoski@integcom.us

3